UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2008

1st Financial Services Corporation

(Exact name of registrant as specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appoint of Certain Officers; Compensation Arrangements with Certain Officers

Approval of 2008 Omnibus Equity Plan. On July 28, 2008, 1st Financial Services Corporation (“1st Financial”) held its first annual meeting of shareholders following the recent bank holding company reorganization in which 1st Financial became the parent bank holding company of Mountain 1st Bank & Trust Company (the “Bank”). At the annual meeting, the shareholders approved 1st Financial’s 2008 Omnibus Equity Plan, which authorizes grants of:

•	Incentive stock options that qualify for favored tax treatment under Section 422 of the Internal Revenue Code;

•	Non-qualified stock options;

•	Stock appreciation rights;

•	Restricted stock awards; and

•	Performance share awards

to officers and employees of 1st Financial and the Bank, and authorizes grants of non-qualified stock options and restricted stock awards to directors of 1st Financial and the Bank.

The 2008 Omnibus Equity Plan authorizes the issuance of an aggregate of 288,292 shares of 1st Financial’s common stock in connection with the various types of stock options and awards. That number amounts to approximately 5.8% of 1st Financial’s total outstanding shares, and it includes 250,000 new shares being authorized for issuance (approximately 5% of 1st Financial’s outstanding shares), plus 38,292 shares that remain available for stock option grants under the Mountain 1st Bank & Trust Company Employee Stock Option Plan that 1st Financial assumed in the recent holding company reorganization. Of the shares authorized for issuance under the Plan, up to 50,000 may be reserved for issuance under incentive stock options. The aggregate number of shares underlying awards granted to an individual participant in a single year may not exceed 15% of the aggregate amount authorized to be issued under the 2008 Omnibus Equity Plan (43,244 shares).

The 2008 Omnibus Equity Plan was approved by 1st Financial’s Board of Directors on April 28, 2008, upon the recommendation of the Board’s Corporate Governance Committee, which functions as the Board’s independent compensation committee.

A copy of the 2008 Omnibus Equity Plan is furnished as Exhibit 10.1 to this report. A detailed description of the terms of the 2008 Omnibus Equity Plan and each of the types of stock options and awards that may be granted under it is contained in 1st Financial’s definitive proxy statement dated July 3, 2008, which was filed with the Securities and Exchange Commission and distributed to 1st Financial’s shareholders in connection with the annual meeting.

Approval of 2008 Employee Stock Purchase Plan. At 1st Financial’s annual meeting, shareholders also approved 1st Financial’s 2008 Employee Stock Purchase Plan, which is designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The 2008 Employee Stock Purchase Plan enables eligible employees to acquire 1st Financial’s common stock at a five percent (5%) discount. The 2008 Employee Stock Purchase Plan makes a maximum of 100,000 shares of 1st Financial’s common stock available for sale to employees under the 2008 Employee Stock Purchase Plan, but the number of available shares may be adjusted for stock dividends, stock splits, stock conversions, exchanges, reclassifications, or substitutions.

All full-time employees who are considered employees for federal tax withholding purposes and who have been employees for three months or more are eligible to participate in the 2008 Employee Stock Purchase Plan. Employee participation is entirely voluntary. No employee is permitted to participate in the 2008 Employee Stock Purchase Plan, however, if the employee would own stock and/or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of 1st Financial’s stock immediately after purchase of shares under the 2008 Employee Stock Purchase Plan. Additionally, no employee is permitted to purchase more than $25,000 worth of 1st Financial’s stock through all employee stock purchase plans in any calendar year. The 2008 Employee Stock Purchase Plan allows participating employees to purchase 1st Financial’s common stock only through regular payroll deductions from regular base pay, and not from bonuses or other forms of cash or non-cash compensation. Employees may not make additional cash contributions to purchase shares.

The 2008 Employee Stock Purchase Plan was approved by 1st Financial’s Board of Directors on April 28, 2008, upon the recommendation of the Board’s Corporate Governance Committee, which functions as the Board’s independent compensation committee.

A copy of the 2008 Employee Stock Purchase Plan is furnished as Exhibit 10.2 to this report. A detailed description of the terms of the Plan is contained in 1st Financial’s definitive proxy statement dated July 3, 2008, which was filed with the Securities and Exchange Commission and distributed to 1st Financial’s shareholders in connection with the annual meeting.

Item 8.01.	Other Events

1st Financial Services Corporation’s annual meeting of shareholders was held on July 28, 2008. At the meeting, the shareholders:

•	Elected three directors for terms of three years each;

•	Voted on a proposal to approve an amendment to 1st Financial’s Articles of Incorporation to allow the creation of a new class of capital stock;

•	Voted on a proposal to approve 1st Financial’s 2008 Omnibus Equity Plan as described in this Report in Item 5.02 above;

•	Voted on a proposal to approve 1st Financial’s 2008 Employee Stock Purchase Plan as described in this Report in Item 5.02 above; and

•	Ratified the appointment of independent public accountants for 2008.

The following table describes the results of the voting at the annual meeting.

Name of Nominee or Description of Other Matter Voted On	Shares Voted “For”	Shares “Withheld” or Voted “Against”	Shares Abstained	Broker “Nonvotes”
Election of Directors:
William H. Burton	3,036,976	26,403	-0-	-0-
H. Steve McManus	3,039,269	24,110	-0-	-0-
Bradley B. Schnyder	3,036,586	26,793	-0-	-0-
Proposal to Approve Amendment to Articles of Incorporation	2,942,269	104,868	16,242	-0-

Name of Nominee or Description of Other Matter Voted On	Shares Voted “For”	Shares “Withheld” or Voted “Against”	Shares Abstained	Broker “Nonvotes”
Proposal to Approve 2008 Omnibus Equity Plan	1,799,619	102,289	35,558	1,125,913
Proposal to Approve 2008 Employee Stock Purchase Plan	1,873,258	38,845	26,063	1,125,213
Proposal to Ratify Appointment of Independent Accountants	3,042,446	10,667	10,266	-0-

Item 9.01.	Financial Statements and Exhibits

Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description
10.1	2008 Omnibus Equity Plan

10.2	2008 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION
(Registrant)

Date: August 1, 2008	By:	/s/ Gregory L. Gibson
Gregory L. Gibson
Chief Executive Officer

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